Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets Disclosure

4.  GOODWILL AND OTHER INTANGIBLE ASSETS

The changes in the carrying amount of goodwill are as follows (in thousands):

	Year Ended December 31,
	2013	2012
Balance, beginning of year	$4,388,429	$4,245,136
Goodwill acquired as part of acquisitions during current year	36,245	141,277
Consideration and purchase price allocation adjustments
for prior year’s acquisitions and other adjustments	(249)	2,016
Balance, end of year	$4,424,425	$4,388,429

 Goodwill is allocated to each identified reporting unit, which is defined as an operating segment or one level below the operating segment (referred to as a component of the entity). Management has determined that the Company’s operating segments and hospital management services operations meet the criteria to be classified as reporting units. At December 31, 2013, the hospital operations reporting unit, the home care agency operations reporting unit, and the hospital management services reporting unit had approximately $4.3 billion, $43.6 million and $33.3 million, respectively, of goodwill. At December 31, 2012, the hospital operations reporting unit, the home care agency operations reporting unit, and the hospital management services reporting unit had approximately $4.3 billion, $40.5 million and $33.3 million, respectively, of goodwill.

Goodwill is evaluated for impairment at the same time every year and when an event occurs or circumstances change that, more likely than not, reduce the fair value of the reporting unit below its carrying value. There is a two-step method for determining goodwill impairment. Step one is to compare the fair value of the reporting unit with the unit’s carrying amount, including goodwill. If this test indicates the fair value is less than the carrying value, then step two is required to compare the implied fair value of the reporting unit’s goodwill with the carrying value of the reporting unit’s goodwill. The Company performed its last annual goodwill evaluation during the fourth quarter of 2013. No impairment was indicated by this evaluation.  The next annual goodwill evaluation will be performed during the fourth quarter of 2014.

 The Company estimates the fair value of the related reporting units using both a discounted cash flow model as well as an EBITDA multiple model. The cash flow forecasts are adjusted by an appropriate discount rate based on the Company’s estimate of a market participant’s weighted-average cost of capital. These models are both based on the Company’s best estimate of future revenues and operating costs and are reconciled to the Company’s consolidated market capitalization, with consideration of the amount a potential acquirer would be required to pay, in the form of a control premium, in order to gain sufficient ownership to set policies, direct operations and control management decisions.

Approximately $1.2 million of intangible assets other than goodwill were acquired during the year ended December 31, 2013.  The gross carrying amount of the Company’s other intangible assets subject to amortization was $50.9 million at December 31, 2013 and $61.9 million at December 31, 2012, and the net carrying amount was $20.5 million at December 31, 2013 and $26.3 million at December 31, 2012. The carrying amount of the Company’s other intangible assets not subject to amortization was $49.6 million and $48.1 million at December 31, 2013 and 2012, respectively. Other intangible assets are included in other assets, net on the Company’s consolidated balance sheets. Substantially all of the Company’s intangible assets are contract-based intangible assets related to operating licenses, management contracts, or non-compete agreements entered into in connection with prior acquisitions.

The weighted-average amortization period for the intangible assets subject to amortization is approximately eight years. There are no expected residual values related to these intangible assets. Amortization expense on these intangible assets was $5.6 million, $7.5 million and $8.1 million during the years ended December 31, 2013, 2012, and 2011, respectively.  Amortization expense on intangible assets is estimated to be $3.8 million in 2014, $3.3 million in 2015, $2.5 million in 2016, $2.2 million in 2017, $2.0 million in 2018 and $6.7 million thereafter.

The gross carrying amount of capitalized software for internal use was approximately  $972.0 million and  $640.3 million at December 31, 2013 and 2012, respectively, and the net carrying amount considering accumulated amortization was approximately $550.1 million and $346.0 million at December 31, 2013 and 2012, respectively. The estimated amortization period for capitalized internal-use software is generally three years, except for capitalized costs related to significant system conversions, which is generally eight to ten years.  There is no expected residual value for capitalized internal-use software. At December 31, 2013, there was approximately $140.5 million of capitalized costs for internal-use software that is currently in the development stage and will begin amortization once the software project is complete and ready for its intended use.  Amortization expense on capitalized internal-use software was $138.6 million, $99.2 million and $69.6 million during the years ended December 31, 2013, 2012 and 2011, respectively.   Amortization expense on capitalized internal-use software is estimated to be $139.3 million in 2014, $120.0 million in 2015, $93.4 million in 2016, $44.5 million in 2017, $37.7 million in 2018 and $115.2 million thereafter.